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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 4, 2001


                              Semtech Corporation
            (Exact name of registrant as specified in its charter)


           Delaware                       1-6395                 95-2119684
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)


652 Mitchell Road
Newbury Park, California                                           91320
(Address of Principal Executive Offices)                        (Zip Code)


                                (805) 498-2111
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.
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       The Registrant issued the press release, filed as Exhibit 99.1 hereto, on
January 4, 2001.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number    Description of Document
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99.1               Press Release of the Registrant dated January 4, 2001.
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2001                    SEMTECH CORPORATON



                                    By: /s/   David G. Franz, Jr.
                                       ----------------------------------
                                       David G. Franz, Jr.
                                       Chief Financial Officer

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                              INDEX TO EXHIBITS


Exhibit Number    Description of Document
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99.1              Press Release of the Registrant dated January 4, 2001.